Employee benefit plans - Net periodic benefit cost for defined benefit plans (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Employee Benefit Plans [Abstract]
Service cost	¥ 12,079	¥ 11,270	¥ 9,565
Interest cost	1,766	2,180	2,258
Expected return on plan assets	(6,038)	(6,068)	(6,066)
Amortization of net actuarial losses	5,654	3,831	2,979
Amortization of prior service cost	(1,137)	(1,059)	(1,061)
Net periodic benefit cost	¥ 12,324	¥ 10,154	¥ 7,675